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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2005


                             HELMERICH & PAYNE, INC.

             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     1-4221                   73-0679879
(State or Other Jurisdiction    (Commission File             (IRS Employer
       of Incorporation)            Number)                Identification No.)


                      1437 South Boulder Avenue, Suite 1400
                             Tulsa, Oklahoma 74119
                    (Address of principal executive offices)

                                 (918) 742-5531
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

     [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240. 13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

        (a) The Board of Directors of Helmerich & Payne, Inc. (the "Company") has approved the extension of the Company's rights plan. The Company has entered into an Amendment No. 1, dated as of December 8, 2005 ("Amendment No. 1"), to the Rights Agreement, dated as of January 8, 1996 (the "Rights Agreement"), between the Company and UMB Bank, N.A. (as successor rights agent to Liberty Bank and Trust Company of Oklahoma City, N.A.). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement.

        Amendment No. 1 amends the Rights Agreement to, among other things: (i) extend the Final Expiration Date of the Rights to January 31, 2016; (ii) increase the exercise price of the Rights to $250 per Right, subject to adjustment; (iii) shorten to 40 days from 120 days the period after a firm commitment underwriting during which such person will not be deemed the "Beneficial Owner" of the Company's securities for purposes of the Rights Agreement; (iv) clarify that a distribution of Rights would not occur if a tender offer or exchange offer were terminated prior to the tenth Business Day after the commencement of such offer; and (v) clarify the amendments that the Company may make to the Rights Agreement on or after a Distribution Date.

Item 3.03.  Material Modification to Rights of Security Holders.

        The information required by this item is included in Item 1.01 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.    Description

        *4 Amendment No. 1 to the Rights Agreement, dated as of December 8, 2005, between the Company and UMB Bank, N.A. (as successor rights agent to Liberty Bank and Trust Company of Oklahoma City, N.A.), as Rights Agent.

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        * Filed herewith.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2005                    HELMERICH & PAYNE, INC.


                                           By: /s/  Steven R. Mackey
                                           ----------------------
                                           Name:  Steven R. Mackey
                                           Title:    Vice President, Secretary
                                                        and General Counsel



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                                  EXHIBIT INDEX


      Exhibit No.      Description

           *4 Amendment No. 1 to the Rights Agreement, dated as of December 8, 2005, between the Company and UMB Bank, N.A. (as successor rights agent to Liberty Bank and Trust Company of Oklahoma City, N.A.), as Rights Agent.

      ---------------------------
      * Filed herewith.